UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 13, 2009

Hawaiian Electric Industries, Inc.

Hawaiian Electric Company, Inc.

Exact Name of Registrant as Specified in Its Charter

1-8503	99-0208097
1-4955	99-0040500
Commission File Number	I.R.S. Employer Identification No.

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 13, 2009, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO WEBCAST AND TELECONFERENCE 2008 EARNINGS ON FRIDAY, FEBRUARY 20, 2009

HONOLULU — Hawaiian Electric Industries, Inc. (NYSE—HE) announced that its 2008 year-end and fourth quarter earnings will be released on Thursday, February 19, 2009. The Company will also conduct a webcast and teleconference call to review 2008 earnings on Friday, February 20, 2009, at 1:00 p.m. Eastern Time. The event can be accessed through HEI’s website at http://www.hei.com or by dialing (866) 578-5747, passcode: 76761127 for the teleconference call.

An online replay of the webcast will be available at the same website beginning about two hours after the event. Replays of the teleconference call will also be available approximately two hours after the event through March 6, 2009, by dialing (888) 286-8010, passcode: 83325249.

HEI supplies power to over 400,000 customers or 95% of Hawaii’s population through its electric utilities, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company, Ltd. and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, F.S.B., one of Hawaii’s largest financial institutions.

Forward-Looking Statements

Statements made orally on the above-referenced webcast/conference call may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements made orally on the above-referenced webcast/conference should be read in conjunction with the “Forward-Looking Statements” discussion (which is incorporated by reference herein) set forth on pages iv and v of HEI’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of the above-referenced webcast/conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Senior Financial Vice President, Treasurer, and Chief Financial Officer	Senior Vice President, Finance and Administration
(Principal Financial Officer of HEI)	(Principal Financial Officer of HECO)
Date: February 13, 2009	Date: February 13, 2009

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